                                                                    Exhibit 3.12


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W. Fox McKeithen
Secretary of State                      ARTICLE OF INCORPORATION
   [GRAPHIC]                                  (R. S. 12:24)
                     ------------------------------------------------------------------------
                     Domestic Business Corporation   Return to: Commercial Division
                       Enclose $60.00 filing fee                P.O. Box 94125
                      Make remittance payable to                Baton Rouge, LA 70804-9125
                          Secretary of State                    Phone (225) 925-4704
                           Do not send cash                     Web Site: www.sec.state.la.us
---------------------------------------------------------------------------------------------

STATE OF OHIO

PARISH/COUNTY OF CUYAHOGA

1.   The name of this corporation is JALOU II INC.

2.   This corporation is formed for the purpose of: (check one)

          (X) Engaging in any lawful activity for which corporations may be formed.

          ( )
               -----------------------------------------------------------------
                              (use for limiting corporate activity)

3.   The duration of this corporation is: (may be perpetual) Perpetual

4. The aggregate number of shares which the corporation shall have authority to issue is: 500

5. The shares shall consist of one class only and the par value of each share is 0 (shares may be without par value) per share.

6. The full name and post office address of each incorporator is: Stephen P. Owendoff, Hahn Loeser & Parks LLP, 3300 BP Tower, 200 Public Square, Cleveland, Ohio 44114-2301

7.   Other provisions:
                      ----------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

8.   The corporation's federal tax identification number is: being applied for

                                        Incorporator(s) Signature:


                                        /s/ Stephen P. Owendoff
                                        ----------------------------------------
                                        Stephen P. Owendoff

                                        ----------------------------------------

                                        ----------------------------------------

Sworn to and subscribed before me the undersigned Notary Public, on this date:
May 30, 2000


       [GRAPHIC]                        /s/ Illegible
     My commission                      ----------------------------------------
    expires 5/22/01                                      Notary
     Recorded in
     Lake County
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
W. Fox McKeithen
Secretary of State         DOMESTIC BUSINESS CORPORATION INITIAL REPORT
    [GRAPHIC]                      (R.S. 12:25 and 12:101)
--------------------------------------------------------------------------------

1.   The name of this corporation is: JALOU II INC.

2. The location and municipal address (not a P.O. Box only) of this corporation's registered office:

     8550 United Plaza Boulevard

     Baton Rouge, LA 70809

3. The full name and municipal address (not a P.O. Box only) of each of this corporation's registered agent(s) is/are:

     CT Corporation System, 8550 United Plaza

     Boulevard, Baton Rouge, LA 70809

4. The names and municipal addresses (not a P.O. Box only) of the first directors are:

     UNDETERMINED AT THIS TIME

                          Incorporator(s) signature(s)


                           /s/ Stephen P. Owendoff
                           ----------------------------
                           Stephen P. Owendoff
                           ----------------------------

                           ----------------------------

                           ----------------------------

               AGENT'S AFFIDAVIT AND ACKNOWLEDGEMENT OF ACCEPTANCE

I hereby acknowledge and accept the appointment of registered agent for and on behalf of the above named corporation.

                          Registered agent(s) signature(s):
                          CT Corporation System

                                 See attached

Sworn to and subscribe before me, the undersigned Notary Public, on this date:

--------------------------------------------------------------------------------

              ----------------------------------------------------
                                     Notary
--------------------------------------------------------------------------------

                     AFFIDAVIT OF ACCEPTANCE OF APPOINTMENT
                     --------------------------------------
                         BY DESIGNATED REGISTERED AGENT
                         ------------------------------
                                ACT 769 OF 1987
                                ---------------

To the State Corporation Department
State of Louisiana

STATE OF MISSOURI

COUNTY OF ST. LOUIS

          On this 31 day of May, 2000, before me, a Notary Public in and for the State aforesaid, personally came and appeared, M. A. Belton, who is to me known to be the Assistant Secretary of C T Corporation System, and who, being duly sworn, acknowledged to me that it does hereby accept appointment as the Registered Agent of JALOU II INC., which is a corporation authorized to transact business in the State of Louisiana pursuant to the provisions of the Title 12, Chapter 1, 2 and 3.

                                            C T CORPORATION SYSTEM
                                               REGISTERED AGENT


                                            By /s/ M. A. Belton
                                               ---------------------------------
                                               M. A. Belton, Assistant Secretary

Subscribed and sworn to before
me on the day, month and year
first above set forth.

                                                       CATHI J. WALL
                                                 Notary Public Notary Seal
                                                     State of Missouri
                                                     St. Louis County
                                          My Commission Expires December 5, 2003


/s/ Cathi J. Wall
----------------------------
Cathi J. Wall, Notary Public

My commission expires: December 5, 2003

------------------------------------------------------------------------------------------
W. Fox McKeithen
Secretary of State      CORPORATION/LIMITED LIABILITY COMPANY SUPPLEMENTAL INITIAL REPORT
    [GRAPHIC]                            (R.S. 12:25 & R.S. 12:1305)
------------------------------------------------------------------------------------------
                     Enclose $20.00 filing fee    Return to: Commercial Division
                     Make remittance payable to              P O Box 94125
                        Secretary of State                   Baton Rouge, LA 70804-9125
                        Do not send cash                     Phone (225) 925 - 4704
                                                             Web Site: www.sec.state.la.us
------------------------------------------------------------------------------------------

1.   The name of the corporation is: JALOU II INC.

2. The name and municipal address (not a P.O. Box only) of first directors (corporation) or managers or members (limited liability company) are:

     JEFFREY P. JACOBS, 1231 MAIN AVENUE, CLEVELAND, OHIO 44113

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

Corporations: To be signed by incorporator(s) or shareholder(s):

LLC:          To be signed by each person who signed the Articles of
              Organization:


                        /s/ Stephen P.Owendoff
                        ---------------------------------------
                        STEPHEN P.OWENDOFF, INCORPORATOR

                        ---------------------------------------

                        ---------------------------------------

                        ---------------------------------------

                        AUGUST 8, 2000
                        ---------------------------------------
                                         Date
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
W.Fox McKeithen      DOMESTIC CORPORATION
Secretary of State      ANNUAL REPORT
   [GRAPHIC]
                      For Period Ending
                         May 31,2001
----------------------------------------------------------------------------------------------------
Mailing Address Only   (INDICATE ANY CHANGES BELOW)        (INDICATE ANY CHANGES BELOW)
  34947855 D                                          Registered Office Address in  Louisiana
  JALOU II INC.                                       (Do Not Use P.O.Box)
  C/O C T CORPORATION SYSTEM                          C/O C T CORPORATION SYSTEM
  8550 UNITED PLAZA BLVD.                             8550 UNITED PLAZA BLVD
  BATON ROUGE, LA 70809                               BATON RODGE, LA 70809
                                                      ----------------------------------------
                                                      Federal Tax ID Number   Issued Shares
                                                           34-1926209              100
----------------------------------------------------------------------------------------------------
Our records indicate the following registered agents for the corporation.
Indicate any changes or deletions below. All agents must have a Louisiana address. Do not use a P.O.Box. New registered agents require a notarized signature.

  C T CORPORATION SYSTEM
      8550 UNITED PLAZA BLVD./BATON ROUGE, LA 70809
----------------------------------------------------------------------------------------------------
I hereby accept the appointment of registered         Sworn to and subscribed before me on
agent(s).

----------------------------------------              ----------------------------------------

----------------------------------------              ----------------------------------------

----------------------------------------------------------------------------------------------------
Our records indicate the following officers or directors for the corporation.
Indicate any change or deletions below. If space is needed for additional officers/directors, attach an addendum. Include addresses. Do not use a P. O.
Box. Indicate all offices held by each individual listed.

  JEFEREY P. JACOBS                         DIR
     1231 MAIN AVENUE/CLEVELAND, OE 44113

     See Addendum attached hereto for list of current director/officers.

----------------------------------------------------------------------------------------------------
                                                                            01 OCT 17 PH 4:20
                                                                            SECRETARY OF STATE
----------------------------------------------------------------------------------------------------
       To be signed by an officer or director.                Title             Phone        Date


SIGN-- /s/ Stephen P. Owendoff                        Assistant Secretary   216.274.2292   10/17/01
       --------------------------------------
       Stephen P. Owendoff
----------------------------------------------------------------------------------------------------
                                                      Return By: May 31, 2001                  CHECK
Enclose filing fee of $25.00                                                                   IF NO
Make remittance payable to Secretary of State                to: Commercial Division          CHANGE
                                                                 P.O. Box 94125
      Do Not Send Cash          DO NOT STAPLE                    Baton Rough, LA[Illegible]   (    )
Web site: www.sec.state.la.us   -------------                    Phone (225) 920-4784
----------------------------------------------------------------------------------------------------

                        UNSIGNED REPORTS WILL BE RETURNED

                 ADDENDUM TO DOMESTIC CORPORATION ANNUAL REPORT
                                FOR JALOU II INC.

--------------------------------------------------------------------------------
       NAME                   TITLE/OFFICE                      ADDRESS
--------------------------------------------------------------------------------
Jeffery P. Jacobs     Director; President, Treasurer and   1231 Main Avenue
                      Secretary                            Cleveland, Ohio 44113
--------------------------------------------------------------------------------
Stephen P. Owendoff   Assistant Secretary                  3300 BP Tower
                                                           200 Public Square
                                                           Cleveland, OH 44114
--------------------------------------------------------------------------------